THE READER'S DIGEST ASSOCIATION, INC.



                           2005 KEY EMPLOYEE LONG TERM
                                 INCENTIVE PLAN





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                      THE READER'S DIGEST ASSOCIATION, INC.


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                   2005 KEY EMPLOYEE LONG TERM INCENTIVE PLAN

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                                    ARTICLE 1
                                     Purpose

         The purpose of this 2005 Key Employee Long Term Incentive Plan (the "Plan") is to enable The Reader's Digest Association, Inc. (the "Company") to offer key employees of the Company and Designated Subsidiaries (defined below) performance-based stock incentives and other equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's stockholders.


                                                         ARTICLE 2
                                                        Definitions

     For purposes of this Plan, the following terms shall have the following meanings:

         2.1 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Shares, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

     2.2  "Board" shall mean the Board of Directors of the Company.


     2.3  "Change in Control" shall have the meaning set forth in Article 13.


     2.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.


     2.5 "Committee" shall mean a committee, as described in Article 3, of the Board appointed from time to time by the Board to administer the Plan and to perform the functions set forth herein.

     2.6 "Common Stock" means the Common Stock, $.01 par value per share, of the Company.


     2.7 "Designated Subsidiary" shall mean one of such subsidiaries of the Company, 80 percent or more of the voting capital stock of which is owned, directly or indirectly, by the Company, which are designated from time to time by the Board.

     2.8 "Disability" shall mean, unless otherwise determined in the terms and conditions of the Award at the time of grant by the Committee, Total Disability as defined in the Company's Long Term Disability Plan or any successor or equivalent plan designated by the Company.

     2.9 "Effective Date" shall mean the effective date of this Plan pursuant to
Article 17.


     2.10 "Eligible Employees" shall mean the employees of the Company and the Designated Subsidiaries who are eligible pursuant to Article 5 to be granted Awards under this Plan.

     2.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.


     2.12 "Executive  Officer" shall have the meaning  specified for purposes of
Section 303A of the New York Stock Exchange Listed Company Manual or such other similar meaning as shall be specified by the Committee.

     2.13 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the mean between the high and low sales prices on the applicable date, or if no sales price is available for such date, the mean between the closing bid and asked prices for such date, of a share of Common Stock (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Board on the advice of an investment advisor in good faith.

     2.14 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

     2.15 "Nonemployee Director" shall mean a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.16 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     2.17 "Other Stock-Based Award" shall mean an Award under Article 12 of this Plan that consists of, or is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

     2.18 "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.19 "Participant" shall mean an employee to whom an Award has been made pursuant to this Plan.

         2.20 "Performance-Based Compensation" shall mean any Award that is intended to constitute "performance-based compensation" within the meaning of
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     2.21 "Performance-Based Restricted Stock" shall have the meaning set forth in Section 8.1.


     2.22 "Performance-Based Restricted Stock Unit" shall have the meaning set forth in Section 9.1.


     2.23 "Performance Cycle" shall have the meaning set forth in Section 11.1.


     2.24 "Performance Period" shall have the meaning set forth in Sections 8.1,
9.1 and 10.1.


     2.25 "Performance Share" shall mean an Award made pursuant to Article 10 of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

     2.26 "Performance Unit" shall mean an Award made pursuant to Article 11 of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

     2.27 "Prior Plan" shall mean The Reader's Digest Association, Inc. 2002 Key Employee Long Term Incentive Plan.

     2.28 "Reference Stock Option" shall have the meaning set forth in Section 7.1.

     2.29 "Restricted Stock" shall mean an Award of shares of Common Stock under this Plan that is subject to restrictions under Article 8.

     2.30 "Restricted Stock Unit" shall mean an Award made pursuant to Article 9 of this Plan. Each Restricted Stock Unit shall be the right to receive one share of Common Stock, or cash equivalent to the value (as determined by the Committee) of one share of Common Stock, on the vesting date at the end of the Restriction Period, subject to restrictions under Article 9.

     2.31 "Restriction Period" shall mean the period during which conditions are required to be satisfied for vesting of an Award and the Award is subject to restrictions and risk of forfeiture under Article 8 or Article 9.

     2.32 "Retirement" shall mean, unless otherwise determined in the terms and conditions of the Award at the time of grant by the Committee, termination of employment by an employee who is at least 55 years of age after at least 10 years of employment by the Company and/or a Designated Subsidiary.

     2.33 "Stock Appreciation Right" or "Right" shall mean the right pursuant to an Award granted under Article 7. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount equal to the difference between (x) the Fair Market Value of a share of Common Stock as of the date such Right is exercised, and (y) the Fair Market Value of a share of Common Stock as of the date such Right is awarded, otherwise than on surrender of a Stock Option.

     2.34 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock (including Restricted Stock and Performance Shares, if the Committee so determines) granted pursuant to Article 6.

     2.35 "Termination of Employment" shall mean a termination of service for reasons other than (i) military or personal leave of absence granted by the Company or (ii) a transfer of a Participant from the Company or a Designated
Subsidiary to another Designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code.

     2.36 "Transfer" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

     2.37  "Withholding  Election"  shall have the  meaning set forth in Section
16.4.



                                    ARTICLE 3
                                 Administration

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. The Committee shall consist of at least one (1) director of the Company and may consist of the entire Board; provided, however, that, (A) if the Committee consists of less than the entire Board, then with respect to any Option or Award to an Eligible Employee who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) directors of the Company each of whom shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) directors of the Company each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons. The Committee may delegate to one or more Executive Officers of the Company the authority to make Awards to Participants, and to cancel Awards that have not been delivered to Participants, other than any of the Company's Executive Officers, provided that when so delegating, the Committee shall fix the aggregate maximum amount of such Awards and the maximum Award for any one Participant that may be awarded or canceled pursuant to such delegation. Any action pursuant to the foregoing delegation shall be deemed to be action of the Committee and any such action shall be reported to the Committee promptly, but no later than at its next regular meeting.

     3.2 Awards. The Committee shall have full authority to grant Awards, pursuant to the terms of this Plan, to eligible employees. In particular, the Committee shall have the authority:

         (a) to select the eligible employees to whom Awards may from time to time be granted hereunder;

         (b) to determine whether and to what extent any Award, or any combination of Awards, are to be granted hereunder to one or more eligible employees;

         (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

         (e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

         (f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock, Performance Shares, Restricted Stock or Restricted Stock Units, or any combination thereof, under subsection 6.4(k);

         (g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; and

         (h) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.3 Guidelines. Subject to Article 14 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent.

     3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5 Reliance on Counsel. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.




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                                    ARTICLE 4
                                Share Limitation

     4.1 Number of Shares Under the Plan. The maximum aggregate number of shares of Common Stock that may be issued under this Plan or with respect to which Non-Tandem Stock Appreciation Rights may be granted shall not exceed 2,900,000 shares, plus the number of shares authorized for issuance under the Prior Plan but not previously issued or subject to any outstanding award under the Prior Plan on the Effective Date of this Plan (subject to any increase or decrease pursuant to Section 4.3), which may be either authorized and unissued Common Stock or outstanding Common Stock reacquired by the Company. No more than 750,000 shares of Common Stock shall be issued under this Plan with respect to Awards other than Stock Options and Non-Tandem Stock Appreciation Rights, plus the number of shares authorized for this purpose under the Prior Plan.

     4.2 Canceled, Terminated, or Forfeited Awards, etc., Under the Plan and the Prior Plan. If, after the Effective Date of this Plan, any Award granted under the Plan or any award granted under the Prior Plan expires or is terminated, canceled or forfeited, or is settled for cash or otherwise settled without the issuance of Common Stock, then any shares of Common Stock covered by such expired, terminated, canceled, forfeited or settled portion of such Award or Prior Plan award and any such tendered shares of Common Stock shall be available for issuance under this Plan; provided, however, that, the following shares shall not again become available for issuance under this Plan: (a) shares tendered in payment of the exercise price of Options; (b) shares reserved for issuance upon grant of Stock Appreciation Rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the Stock Appreciation Rights; and (c) shares withheld by, or otherwise remitted to, the Company to satisfy a Participant's tax withholding obligations upon the exercise or settlement of an Award.. Any shares that become available for grant under this Section 4.2 with respect to any Award made under this Plan from the shares authorized for issuance under this Plan in Section 4.1 may be used for any type of Award, but shares related to any award outstanding under the Prior Plan on the Effective Date of this Plan may be used only in respect of Awards of a type corresponding to or substantially similar to the type of award made under the Prior Plan (e.g., shares related to forfeited stock option grants under the Prior Plan may be used to grant Stock Options and Stock Appreciation Rights under this Plan, and forfeited restricted stock grants under the Prior Plan may be used to make grants of Restricted Stock or Restricted Stock Units under this
Plan).

     4.3 Changes. In the event of any increase or reduction in the number of shares of capital stock of the Company, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of shares, a change in value) in the capital stock of the Company or exchange of capital stock of the Company for a different number or kind of shares or other securities of the Company or another corporation by reason of any stock dividend, stock split or reverse stock split, reclassification, recapitalization, reorganization, merger, consolidation, spin-off, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, issuance of warrants, rights or debentures to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value, or any change in corporate structure or otherwise; then (i) the aggregate number and kind of shares of Common Stock or other stock or securities which thereafter may be issued under this Plan, (ii) the number and kind of shares subject to outstanding Options or Rights or other stock or securities granted under this Plan and the purchase or exercise price thereof, (iii) the number and kind of shares of Common Stock or other stock or securities subject to other outstanding Awards (including but not limited to Awards of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards) granted under this Plan and the purchase or exercise price thereof, if applicable, (iv) the aggregate number and kind of shares of Common Stock or other stock or securities with respect to which Options and Awards may be granted to any Eligible Employee in any fiscal year period, and (v) the performance goals under Articles 8, 9, 10 and 11 of the Plan, shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable in its sole discretion to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan. Any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Any such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

     (a) To the extent possible, any such adjustment in the shares of Common Stock or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made by the Committee in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation, shall be made by the Committee in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

     (b) If, by reason of a change pursuant to this Section, a holder of an Award shall be entitled to, or a holder shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares subject to the Award or Option, as the case may be, prior to such change.

     4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall be issued for a consideration which shall not be less than par value.

     4.4 Non-U.S. Awards. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in countries outside the United States in which the Company or any Designated Subsidiary operates, but subject to any limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (a) modify the terms and conditions of Awards granted to Participants employed outside the United States ("Non-U.S. Awards"),
(b) establish subplans with modified exercise procedures and such other modification as may be necessary or advisable under the circumstances ("Subplans"), and (c) take any action that it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee's decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, its Designated Subsidiaries and the members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment, modification or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (d) are wholly discretionary and, although provided by either the Company or a Designated Subsidiary, do not constitute regular or periodic payments and (e) are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end-of-service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made and, in the Committee's discretion, such payments may be made in a lump sum or in installments.

                                    ARTICLE 5
                                   Eligibility

     5.1 Senior officers, senior management and key employees of the Company and its Designated Subsidiaries are eligible to be granted Options and other Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.




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                                    ARTICLE 6
                                  Stock Options

     6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be one of two types: (i) an Incentive Stock Option or (ii) a Non-Qualified Stock Option.

     6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that no Participant shall be granted Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 1,500,000 shares of Common Stock during any fiscal year of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422A.

     6.4 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock at grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that, except as provided in subsections (f), (g) and (h) below and Article 3, unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock (other than Restricted Stock) owned by the Participant (and for which the
          Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made. A Participant shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 16.1. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period, applicable to the shares of Restricted Stock surrendered therefor.

     (e)  Transferability of Options.

          (1) No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may provide in the terms and conditions governing any Stock Option other than an Incentive Stock Option, at the time of grant or thereafter, that the Stock Option may be Transferred, to the extent vested, to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members, and to partnerships in which such immediate family members and/or trusts are the only partners. For this purpose "immediate family members" means the Participant's spouse, parents, children, stepchildren, grandchildren and other issue and legal dependents. Any Transfer of Stock Options made under this provision will not be effective until notice of such Transfer is received by the Company.

          (2) Notwithstanding any thing to the contrary herein, if a Stock Option has been Transferred in accordance with this Section 6.4, the Stock Option shall be exercisable solely by the Transferee. The Stock Option shall remain subject to the provisions of the Plan, including that it shall be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not Transferred the Stock Option. In the event of the death of the Participant prior to the expiration of the right to exercise the Transferred Stock Option, the period during which the Stock Option shall be exercisable shall terminate on the date one year following the date of the Participant's death. In the event of the death of the Transferee prior to the expiration of the right to exercise the Stock Option, the period during which the Stock Option shall be exercisable by the executors, administrators, legatees and distributees of the Transferee's estate, as the case may be, shall terminate on the date one year following the date of the Transferee's death. In no event, however, shall the Stock Option be exercisable after the expiration of the Stock Option period set forth in the terms and conditions of the Stock Option. The Stock Option shall be subject to such other rules as the Committee shall determine.

     (f) Termination by Death. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Subject to subsection (j), if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a
          Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of such Stock Option's term if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.

     (j) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          To the extent (if any) permitted under Section 422A of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or a Designated Subsidiary is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under subsections (f), (g) or (h) above, computed without regard to the $100,000 limitation currently contained in
          Section 422A(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422A(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

     (k) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          In addition, if the Option agreement so provides at grant or is amended (with the Participant's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Performance Shares, Restricted Stock or Restricted Stock Units, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Performance Shares, Restricted Stock or Restricted Stock Units determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                                    ARTICLE 7
                            Stock Appreciation Rights

     7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

     7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

     (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

     (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and this Article 7; provided, however, that any Tandem Stock Appreciation Right granted subsequent to the grant of the Reference Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

     (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

     (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (e)  Non-Transferability.   Tandem  Stock  Appreciation   Rights  shall  be
          Transferable only when and to the extent that the underlying Stock Option would be Transferable under subsection 6.4(e) of the Plan.

     (f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan; provided, however, that no Participant shall be granted Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 1,500,000 shares of Common Stock during any fiscal year of the Company.

     7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

     (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten years and one day after the date the Right is granted.

     (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that any Right shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to expiration of this six-month period. If the Committee provides, in its discretion, that any such Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Rights to be exercised.

     (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each Right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the Right is exercised over the Fair Market Value of one share of Common Stock on the date the Right was awarded to the Participant, with the Committee having the right to determine the form of payment.

     (e) Non-Transferability. No Non-Tandem Stock Appreciation Right shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such Rights shall be exercisable, during the Participant's lifetime, only by the Participant.

     (f) Termination by Death. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

     (g) Termination by Reason of Disability or Retirement. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability or Retirement, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Right, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

     (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Non-Tandem Stock Appreciation Right shall thereupon terminate, except that such Right may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of the stated term of such Right if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.


                                    ARTICLE 8
                                Restricted Stock

     8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded to any person, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting (i.e., lapse of restrictions and risk of forfeiture) of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine in its sole discretion.

     Restricted Stock intended to meet the requirements of Section 162(m) of the Code for Performance-Based Compensation is referred to herein as "Performance-Based Restricted Stock." The Committee shall determine the Eligible Employees to whom and the time or times at which Performance-Based Restricted
Stock shall be awarded, the number of shares of Performance-Based Restricted Stock to be awarded to any person, the duration of the period (the "Restriction Period") during which, and the conditions under which, the Participant shall not be permitted to Transfer shares of Performance-Based Restricted Stock and the shares shall be subject to risk of forfeiture, the duration of the period during which any performance goals shall be required to be attained (the "Performance Period") and the other terms and conditions of the Award. Performance-Based Restricted Stock shall be subject to the restrictions and conditions of this Plan as Restricted Stock. Performance-Based Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall have the following material terms:

     (a)  Eligible   Employees.   Employees   eligible  to  receive   Awards  of
          Performance-Based Restricted Stock shall be those persons eligible under Section 5.1.

     (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance-Based Restricted Stock with respect to a Performance Period shall not exceed 1,000,000 shares of Performance-Based Restricted Stock. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

     (c)  Business Criteria.

          (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue,
               (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow, (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment),
               (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

          (ii) Except to the extent that the treatment of the Performance-Based Restricted Stock as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance-Based Restricted Stock, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

          (iii) The performance goals with respect to a Performance Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     8.2 Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a) Purchase Price. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be less than their par value and may be zero.

          (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c) Legend. Unless shares are held in book-entry form (or any electronic equivalent thereof) in the name of or on behalf of the Participant, each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

               "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Reader's Digest Association, Inc. (the "Company") 2005 Key Employee Long Term Incentive Plan and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

          (d) Custody. The Committee shall require that any stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

          (a) Restriction Period. Subject to the provisions of this Plan and the Award agreement, during the Restriction Period, the Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan. Except in the case of grants to new employees, the period over which the restrictions on service-based Restricted Stock Awards shall lapse may not be less than three years and the period over which restrictions on performance-based Restricted Stock Awards shall lapse may not be less than one year, which in each case may include pro rata vesting over such period. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

          (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above or as otherwise provided in the terms and conditions and restrictions at the time of grant, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

          (c) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

          (d) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

          (e) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, such Restricted Stock shall vest and the certificates for such shares shall be delivered to the Participant. All legends relating to the restrictions applicable to the Restricted Stock shall be removed from said certificates at the time of delivery to the Participant.

          (f) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance-Based Restricted Stock, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any other Award of Restricted Stock with performance-based conditions, the Committee shall certify in writing the extent to which the applicable performance goals have been satisfied. A Participant's Award of Performance-Based Restricted Stock may be reduced at any time before payment or delivery of shares.


                                    ARTICLE 9
                             Restricted Stock Units

     9.1 Awards of Restricted Stock Units. Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Restricted Stock Units to be awarded to any person, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting (i.e., lapse of restrictions and risk of forfeiture) of Restricted Stock Units upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine in its sole discretion.

     Restricted Stock Units intended to meet the requirements of Section 162(m) of the Code for Performance-Based Compensation are referred to herein as "Performance-Based Restricted Stock Units." The Committee shall determine the Eligible Employees to whom and the time or times at which Performance-Based Restricted Stock Units shall be awarded, the number of Performance-Based Restricted Stock Units to be awarded to any person, the duration of the period (the "Restriction Period") during which, and the conditions under which, settlement of Performance-Based Restricted Stock Units shall be deferred and the Performance-Based Restricted Stock Units shall be subject to risk of forfeiture, the duration of the period during which any performance goals shall be required to be attained (the "Performance Period"), and the other terms and conditions of the Award. Performance-Based Restricted Stock Units shall be subject to the restrictions and conditions of this Plan as Restricted Stock Units. Performance-Based Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan and shall have the following material terms:

          (a) Eligible Employees. Employees eligible to receive Awards of Performance-Based Restricted Stock Units shall be those persons eligible under Section 5.1.

          (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance-Based Restricted Stock Units with respect to a Performance Period shall not exceed 1,500,000 Restricted Stock Units. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

          (c)  Business Criteria.

               (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue, (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow,
                    (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment), (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

               (ii) Except   to  the   extent   that   the   treatment   of  the
                    Performance-Based Restricted Stock Units as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance-Based Restricted Stock Units, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses and charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

               (iii) The performance goals with respect to a Performance  Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     9.2 Terms and Conditions.  Restricted  Stock Units awarded pursuant to this
Article 9 shall be subject to the following terms and conditions:

     (a) Acceptance. Awards of Restricted Stock Units must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Unit Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

     (b) Restriction Period. Subject to the applicable provisions of the Award agreement and this Plan, Restricted Stock Units may not be Transferred during the Restriction Period. Except in the case of grants to new employees, the period over which the restrictions on service-based Restricted Stock Unit Awards shall lapse may not be less than three years and the period over which restrictions on performance-based Restricted Stock Unit Awards shall lapse may not be less than one year, which in each case may include pro rata vesting over such period. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

     (c) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Restriction Period with respect to the number of shares of Common Stock relating to a Restricted Stock Unit Award will not be paid to the Participant.

     (d) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Restriction Period, the Restriction Stock Units subject to the Restriction Period shall vest and shares of Common Stock or the cash value of each vested Restricted Stock Unit, or a combination thereof, shall be delivered to the Participant, or his legal representative.

     (e) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Restriction Period for a given Award, the Restricted Stock Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Restricted Stock Unit and/or waive the deferral limitations for all or any part of such Award.

     (g) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Restricted Stock Units.

     (h) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance-Based Restricted Stock Unit, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any other Restricted Stock Unit with performance-based conditions, the Committee shall certify in writing the extent to which the applicable performance goals have been satisfied. A Participant's Award of Performance-Based Restricted Stock Units may be reduced at any time before payment or delivery of shares.


                                   ARTICLE 10
                               Performance Shares

     10.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 10.2. The Committee may condition the grant or vesting of Performance Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. Performance Shares intended to meet the requirements of Section 162(m) of the Code shall have the following material terms:

     (a)  Eligible   Employees.   Employees   eligible  to  receive   Awards  of
          Performance Shares shall be those persons eligible under Section 5.1.

     (b) Maximum Amount. The aggregate amount paid to any employee with respect to Awards of Performance Shares with respect to a Performance Period shall not exceed 1,500,000 Performance Shares. Unless otherwise provided by the Committee, an Award of Performance Shares will consist of shares of Common Stock or the value of such shares based on the average closing price of the Common Stock over the last twenty (20) days of the Performance Period. The Performance Period for this purpose shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Periods may overlap, but no two Performance Periods may consist entirely of the same period.

     (c)  Business Criteria.

          (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue,
               (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow, (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment),
               (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

          (ii) Except to the extent that the treatment of the Performance Shares as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance Shares, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

          (iii) The performance goals with respect to a Performance Period shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Period, and in any event while the performance relating to the performance goals remains substantially uncertain.

     10.2 Terms and  Conditions.  Performance  Shares  awarded  pursuant to this
Article 10 shall be subject to the following terms and conditions:

     (a)  Non-Transferability. Subject to the applicable provisions of the Award
          agreement  and  this  Plan,   Performance  Share  Awards  may  not  be
          Transferred during the Performance Period.

     (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

     (c) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Performance Period, share certificates and/or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the vested shares covered by the Performance Share Award.

     (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

     (f) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Shares.

     (g) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance Shares that is intended to constitute Performance-Based Compensation made to a Participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. A Participant's Award of Performance Shares may be reduced at any time before payment or delivery of shares.


                                   ARTICLE 11
                                Performance Units

     11.1 Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 11.2. A Performance Unit shall have a fixed dollar value. The Committee may condition the grant or vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. Performance Units intended to meet the requirements of Section 162(m) of the Code shall have the following material terms:

     (a)  Eligible   Employees.   Employees   eligible  to  receive   Awards  of
          Performance Units shall be those persons eligible under Section 5.1.

     (b) Maximum Amount. The amount paid to any employee with respect to any one Award of Performance Units shall not exceed $3,000,000 multiplied by the number of years in the Performance Cycle. Performance Cycles shall be one (1) to five (5) years, as specified by the Committee. Unless otherwise provided by the Committee, two or more Performance Cycles may overlap, but no two Performance Cycles may consist entirely of the same period.

     (c)  Business Criteria.

          (i) The performance goals shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: (i) revenue,
               (ii) net income, (iii) net income per share, (iv) operating income, (v) earnings per share, (vi) cash flow, (vii) earnings before interest and taxes (EBIT) or earnings before interest, taxes, depreciation and amortization (EBITDA), (viii) total stockholder return, (ix) total stockholder return relative to peers, (x) financial returns (including, without limitation, return on assets, return on equity and return on investment),
               (xi) cost reduction targets, (xii) customer satisfaction, (xiii) customer growth, or (xiv) employee satisfaction.

          (ii) Except to the extent that the treatment of the Performance Units as Performance-Based Compensation would be adversely affected, at the time of grant of the Performance Units, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect losses from discontinued operations, special, extraordinary, unusual or nonrecurring gains and losses or charges, non-cash charges, the cumulative effect of accounting changes, acquisitions or divestitures, core process redesigns, structural changes/outsourcing, foreign exchange impacts, the impact of specified corporate transactions, accounting or tax law changes and other special, extraordinary, unusual or nonrecurring events.

          (iii) The performance goals with respect to a Performance Cycle shall be established by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the performance goals remains substantially uncertain.

     11.2 Terms and Conditions.  The Performance  Units awarded pursuant to this
Article 11 shall be subject to the following terms and conditions:

     (a)  Non-Transferability. Subject to the applicable provisions of the Award
          agreement  and  this  Plan,   Performance   Unit  Awards  may  not  be
          Transferred.

     (b) Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

     (c) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

     (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

     (f) Hardship. Subject to the applicable provisions of the Award agreement and this Plan, in the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Units.

     (g) Determination of Performance. Promptly after the end of the Performance Period and prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance Units that is intended to constitute Performance-Based Compensation made to a Participant who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals has been satisfied to the extent necessary for the Award to qualify as Performance-Based Compensation. A Participant's Award of Performance Units may be reduced at any time prior to payment.


                                   ARTICLE 12
                            Other Stock-Based Awards

     12.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), including, without limitation, Awards valued by reference to specified performance goals or such other factors as the Committee may determine, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

     Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

     12.2 Terms and Conditions.  Other Stock-Based  Awards made pursuant to this
Article 12 shall be subject to the following terms and conditions:

     (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 12 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 12 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

     (c) Vesting. Any Award under this Article 12 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

     (d) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in it sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 12.

     (e) Price. Common Stock issued on a bonus basis under this Article 12 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 12 shall be priced as determined by the Committee.


                                   ARTICLE 13
                  Change in Control Provisions and Transactions

     13.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

     (a) All outstanding Stock Options and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety, and shall remain outstanding in accordance with their terms. In its sole discretion, the Committee may provide for the purchase of any such Stock Options by the Company or Designated Subsidiary for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 13.1, Change in Control price shall mean the higher of
          (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60-day period preceding a Change in Control.

     (b) All Performance Share Awards and Performance Unit Awards of such Participant granted prior to the Change in Control shall vest, at a minimum, as if the applicable Performance Period or Performance Cycle had ended upon such Change in Control and the determination that any specified performance goals or targets had been achieved had been made at such time.

     (c) The restrictions to which any shares of Restricted Stock and any Restricted Stock Units of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control and the determination that any specified performance goals or targets had been achieved had been made at such time.

         Any determination by the Committee made pursuant to paragraph (a) of this Section 13.1 may be made as to all outstanding Awards or only as to certain outstanding Awards specified by the Committee and any such determination may be made prior to or after a Change in Control.

     13.2 Change in Control. For the purposes of the Plan, a "Change in Control" means:

     (a) an acquisition (other than directly from the Company) or holding by a Person or a Group (other than a Permitted Holder) of Beneficial Ownership of shares representing 20% or more of the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock"); provided, however, that a Business Combination satisfying clauses 13.2(c)(i) through (iii) below shall not constitute a Change in Control;

     (b) if the Directors who were members of the Board on the date of adoption of this provision (the "Initial Directors") and any Directors whose election by the Company's stockholders was approved by a majority of the Company's Directors then still in office who were either Incumbent Directors or whose election or nomination for election was previously so approved, but excluding any such individual whose election as a Director occurs as a result of an actual or threatened proxy contest or consent solicitation by or on behalf of a person other than the Company or the Board (the "Approved Directors, and together with the Initial Directors, the "Incumbent Directors"), shall cease for any reason to constitute at least a majority of the Board;

     (c)  consummation of a Business Combination, other than a transaction

          (i) in which all or substantially all of the stockholders of the Company receive Beneficial Ownership of more than 50% of the voting securities of the company resulting from the Business Combination,

          (ii) in which at least a majority of the board of directors of the resulting company were Incumbent Directors, and

          (iii) after which no Person or Group has Beneficial Ownership of 35% or more of the voting securities of the resulting company, who did not own at least such percentage of stock of the Company immediately before the Business Combination; or

          (d) stockholder approval of a complete liquidation or dissolution of the Company.


         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person or Group has Beneficial Ownership of shares of Outstanding Company Common Stock or Outstanding Company Voting Power equal to the 20% threshold in subsection 13.2(a) above as a result of the acquisition by the Company of such Common Stock or other voting securities which reduces the number of shares of Outstanding Company Common Stock or reduces the Outstanding Company Voting Power; provided, that if, after such acquisition by the Company, such Person or Group obtains Beneficial Ownership of shares of Common Stock or other voting securities that increases the percentage of Outstanding Company Common Stock or Outstanding Company Voting Power Beneficially Owned by such person while such Person or Group has met the 20% threshold in subsection 13.2(a) above, a Change in Control shall then be deemed to occur.

         For purposes of this Section 13.2:

     "Beneficial Ownership" shall have the meaning given to that term under Rule 13d-3 under the Exchange Act.

                  "Business Combination" shall mean a merger, consolidation or reorganization involving the Company or its subsidiaries or a sale, lease, exchange or other disposition of all or substantially all of the Company's assets.

                  "Director" shall mean a member of the Board.

                  "Group" shall have the meaning given to that term under Rule 13d-5 under the Exchange Act.

                  "Permitted Holder" shall mean the Company or an employee benefit plan of the Company or a corporation controlled by the Company.

                  "Person" shall have the meaning given to that term under
Section 13(d)(3) or 14(d)(2) of the Exchange
         Act.

     13.3 Effect of Certain Transactions. Subject to Sections 13.1 and 13.2 or as otherwise provided in an Award agreement, in the event of (a) the liquidation or dissolution of the Company, or (b) a merger, consolidation, reorganization or other corporate transaction of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect with their respective terms, except that following a Transaction, at the Committee's sole discretion, either
(i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction, or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock or other stock or securities subject to any outstanding Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock or other stock or securities was entitled to receive in the Transaction in respect of such share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. The treatment of any Award as provided in this Section shall be conclusively presumed to be appropriate for purposes of Section 4.3.



                                   ARTICLE 14
                      Termination or Amendment of the Plan

     14.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any legal or regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless in connection with compliance with a legal or regulatory requirement, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company's stock entitled to vote, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the percentage of shares that may be issued with respect to Awards other than Stock Options and Non-Tandem Stock Appreciation Rights (except by operation of Section 4.3); (ii) change the definition of employees eligible to receive Stock Awards under this Plan; (iii) decrease the option price of any Stock Option to less than 100% of the Fair
Market Value on the date of grant; (iv) reduce the option price of an outstanding Stock Option, either by lowering the option price or by canceling an outstanding Stock Option and granting a replacement Stock Option with a lower exercise price, or (v) extend the maximum option period under Section 6.4 of the Plan.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above; provided, however, that, unless in connection with compliance with a legal or regulatory requirement, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. Notwithstanding the foregoing, if a Stock Option has been Transferred in accordance with the Plan, written consent of the Transferee (and not the Participant) shall be necessary to impair the rights of the holder under the Stock Option.

     Notwithstanding the foregoing, the Board may amend the provisions of this Plan and the terms of any Award granted, prospectively or retroactively, at any time without the consent of any affected Participant or Transferee to the extent necessary for the Plan and the Award thereunder to comply with Section 409A of the Code and any regulations or other guidance issued thereunder, even if the amendment affects or impairs the rights of the Participant or Transferee.


                                   ARTICLE 15
                                  Unfunded Plan

     15.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE 16
                               General Provisions

     16.1 Legend. The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities exchange system upon whose system the Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     16.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     16.3 No Right to Employment. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

     16.4 Withholding of Taxes.

     (a) At such times as a Participant recognizes taxable income in connection with the receipt of shares of Common Stock or cash hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Tax Withholding") prior to the issuance, or release from escrow, of such shares of Common Stock or the payment of such cash. The Company shall have the right to deduct from any payment of cash to a Participant an amount equal to the Tax Withholding in satisfaction of the obligation to pay Tax Withholding. In satisfaction of the obligation to pay Tax Withholding to the Company, a Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Tax Withholding.

     (b) To the extent required by the Committee in its discretion, if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to the Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the transfer of such share or shares of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days after such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     (c) Notwithstanding the foregoing, if Stock Options have been Transferred, the Participant shall provide the Company with funds sufficient to pay such Tax Withholding when such Tax Withholding is due. Furthermore, if such Participant does not satisfy the applicable Tax Withholding obligation, the Transferee may provide the funds sufficient to enable the Company to pay the Tax Withholding. However, if Stock Options have been Transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the Transferee of, shares of Common Stock in order to pay such Tax Withholding. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     16.5 Deferral Election. A Participant may elect, in the sole discretion of the Committee and consistent with any rules, procedures or regulations established by the Committee, to defer the delivery of the proceeds of any Award. A Participant may elect to have the payment of a portion of each Award deferred in accordance with the terms and procedures set forth in the Company's Deferred Compensation Plan, or any equivalent or successor plan, as in effect from time to time (the "Deferred Compensation Plan"). The election to defer the delivery of the proceeds from any eligible Award must be made on or before the Election Date (as such term is defined in the Deferred Compensation Plan).

     16.6 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or by the Plan, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     16.7 Listing and Other Conditions.

     (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option or other Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes.

     (c) Upon termination of any period of suspension under this Section 16.7, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     16.8 Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

     (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right, Performance-Based Restricted Stock, Performance-Based Restricted Stock Unit, Performance Share and Performance Unit granted under the Plan is intended to be Performance-Based Compensation. The Committee shall be precluded from exercising any discretion otherwise authorized hereunder with respect to Awards that are intended to qualify as Performance-Based Compensation to increase the amount payable that would otherwise be due upon attainment of the performance goal.

     16.9 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     16.10 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     16.11 Liability. No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     16.12 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     16.13 Costs. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

     16.14 No Right to Same  Benefits.  The provisions of Awards need not be the
same  with  respect  to  each   Participant,   and  such  Awards  to  individual
Participants need not be the same in subsequent years.

     16.15 Severability. Whenever possible, each provision of the Plan or an Award agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or an Award agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid of unenforceable under applicable law, then (a) such provision shall be deemed to be amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan or the Award agreement shall remain in full force and effect.

     16.15 Indemnification. Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided that the Company is given an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such person may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.


                                   ARTICLE 17
                      Effective Date of Plan and Amendments

     The Plan shall become effective on the date, following adoption by the Board, on which the Plan is approved by the holders of a majority of the capital stock of the Company entitled to vote thereon at a duly constituted meeting of the stockholders of the Company. Any amendment of the Plan shall become effective upon the date specified by the Board in its resolution adopting the amendment, subject to the approval of any material amendment by the holders of a majority of the capital stock of the Company entitled to vote thereon within one year after the material amendment is adopted. Any grants of Awards hereunder prior to such approval of a material amendment shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the material amendment by stockholders.


                                   ARTICLE 18
                                  Term of Plan

     No Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval but Awards granted prior to such tenth anniversary may extend beyond that date.


                                   ARTICLE 19
                                  Name of Plan

     This Plan shall be known as "The Reader's Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan."


                                   ARTICLE 20
            Election to Receive Awards in Lieu of Other Compensation

     The Committee, in its sole discretion, may permit a Participant to elect pursuant to this Plan, on such terms and conditions as shall be approved by the Committee, to receive an Award under this Plan in lieu of receiving payment of other compensation, under this Plan or otherwise, from the Company or any Designated Subsidiary. The Committee shall have sole discretion to consent to or disapprove any such election by any Participant. The grant of Awards pursuant to such election shall be subject to the provisions and limitations of this Plan and applicable law.